UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2006
DiamondCluster International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-22125 (Commission File Number)	36-4069408 (IRS Employer Identification Number)
John Hancock Center
875 North Michigan Avenue, Suite 3000
Chicago, Illinois 60611
(Address of principal executive offices)
312-255-5000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition
The registrant issued a press release and held a conference call with analysts, investors and members of the public on May 3, 2006 announcing financial results for the quarterly and annual periods ended March 31, 2006 and issuing guidance for the first quarter and annual periods of fiscal year 2007. The Company also announced that it is considering strategic alternatives for portions of its international operations, including a potential sale. A copy of the press release is attached hereto as Exhibit 99.1.
The information contained herein and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The information in this report, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.
In the attached press release, the Company uses certain non-GAAP terms to disclose financial results from "combined operations" that assume the Company reported continuing operations and discontinued operations as one operation for the quarter ended March 31, 2006. Management believes that providing these non-GAAP metrics provides more meaningful comparison to quarterly financial guidance previously provided by the Company. The non-GAAP terms provided and reconciled within the key statistics table of the attached press release are net revenue from combined operations (defined as the sum of net revenue from continuing operations and net revenue from discontinued operations), pretax income (defined as the sum of income from continuing operations before income taxes and income from discontinued operations before income taxes), income tax expense (defined as the sum of income tax expense from continuing operations and income tax expense from discontinued operations), and free cash flow (defined below).
In the attached press release, the Company also discloses free cash flow, defined as net cash provided by operating activities less capital expenditures. Management believes that by providing more visibility on free cash flow and reconciling to operating cash flow below, the Company provides a consistent metric from which the quality of its business may be monitored.
Amounts in thousands:

	Three Months	Three Months
	Ended	Ended
	March 31, 2006	March 31, 2005
Reported net cash provided by operating activities	$7,951	$3,072
Deduct: Cash used for capital expenditures, net	(551)	(527)

Free cash flow	$7,400	$2,545

Item 7.01.	Regulation FD Disclosure
The registrant is furnishing the information attached hereto as Exhibit 99.2 in order to provide historical comparisons for the portions of the business the Company is reporting as continuing operations as of March 31, 2006. The information contained in the accompanying Exhibit 99.2 shall not be incorporated by reference into any filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The information in this report, including Exhibit 99.2 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits
(c)	Exhibits
Exhibit 99.1 – Press release dated May 3, 2006, furnished pursuant to Item 2.02
Exhibit 99.2 – Quarterly Comparison for Continuing Operations, furnished pursuant to Item 7.01

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDCLUSTER INTERNATIONAL, INC.
By:	/s/ Karl E. Bupp
Karl E. Bupp
Chief Financial Officer

May 3, 2006